UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2008

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Adobe Systems Incorporated (the “Company”) entered into the Second Amendment to Credit Agreement dated as of February 26, 2008 with Bank of America, N.A. as Administrative Agent and the other lenders party thereto (the “Second Amendment”). The Second Amendment amends the Company’s existing Credit Agreement dated as of February 16, 2007 among BNP Paribas, Keybank National Association, and UBS Loan Finance LLC as Co-Documentation Agents; JPMorgan Chase Bank, N.A. as Syndication Agent; Bank of America, N.A. as Administrative Agent and Swing Line Lender; the other lenders party thereto; and Banc of America Securities LLC and J.P. Morgan Securities Inc. as Joint Lead Arrangers and Joint Book Managers, as amended by that Amendment to Credit Agreement dated as of August 13, 2007 with Bank of America, N.A. as Administrative Agent and the other lenders party thereto.

The Second Amendment extends the maturity date of the Company’s loan commitments for an additional year to February 16, 2013.

Certain of the lenders and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking, and other financial advisory services for the Company and its subsidiaries, for which they have received, and will receive, customary fees and expenses.

The description of the Second Amendment provided above is qualified in its entirety by reference to the full and complete terms contained in the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)   The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

10.1                           Second Amendment to Credit Agreement, dated as of February 26, 2008, among Adobe Systems Incorporated, as Borrower; each Lender from time to time party to the Credit Agreement; and Bank of America, N.A. as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: February 29, 2008	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Credit Agreement, dated as of February 26, 2008, among Adobe Systems Incorporated, as Borrower; each Lender from time to time party to the Credit Agreement; and Bank of America, N.A. as Administrative Agent.